Exhibit 4.1


                                   FONA, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                     AUTHORIZED: 780,000,000 COMMON SHARES,
                           $0.001 PAR VALUE PER SHARE

      NUMBER                                                        SHARES


                                                             +-----------------+
                                                             | CUSIP 34434 10 5|
                                                             +-----------------+
This Certifies That                                            SEE REVERSE FOR
                                    SPECIMEN                 CERTAIN DEFINITIONS


  is the owner of

         Fully Paid and Non-Assessable Common Stock, $0.001 Par Value of

                                   FONA, INC.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


Dated:

                                   FONA, INC.
                            [CORPORATE SEAL OMITTED]
 /s/ Michael Friess                  NEVADA                /s/ Chloe DiVita
----------------------                                    ----------------------
      PRESIDENT                                                 SECRETARY



                      Countersigned:
                      CORPORATE STOCK TRANSFER, INC.
                      3200 Cherry Creek South Drive, Suite 430
                      Denver, CO 80209

                      By _______________________________________________________
                             Transfer Agent and Registrar Authorized Officer


                                   FONA, INC.

                         Corporate Stock Transfer, Inc.
                            Transfer Fee: As Required

                                    SPECIMEN
--------------------------------------------------------------------------------
  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM  -- as tenants in common            UNIF GIFT MIN ACT- .............. Custodian for ..............
                                                                   (Cust.)                     (Minor)
TEN ENT  -- as tenants by the entireties                under Uniform Gifts to Minors

JT TEN   -- as joint tenants with right of              Act of ...........................................
            survivorship and not as                                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.


For value received .......................hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
             +-----------------------------------------------------+
             |                                                     |
             |                                                     |
             +-----------------------------------------------------+
                Please print or type name and address of assignee

.................................................................................

.................................................................................

.................................................................................

...........................................................................Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

.................................................................................

.................................................................................
Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated ................20........


SIGNATURE GUARANTEED:                           X_______________________________

                                                X_______________________________


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.